As filed with the Securities and Exchange Commission on April 10, 2002
                                                   1933 Act File No. 002-66294
                                                   1940 Act File No. 811-02981


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]
                        Pre-Effective Amendment No. ___                     [ ]
                        Post-Effective Amendment No. 22                     [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             Amendment No. 22                               [X]

                     FIRST INVESTORS SPECIAL BOND FUND, INC.
               (Exact name of Registrant as specified in charter)

                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)
      (Registrant's Telephone Number, Including Area Code): (212) 858-8000

                               Ms. Concetta Durso
                          Vice President and Secretary
                     First Investors Special Bond Fund, Inc.
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036


It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b)
     [x] on April 23, 2002 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                     FIRST INVESTORS SPECIAL BOND FUND, INC.

                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

         Cover Sheet

         Contents of Registration Statement

         Prospectus for First Investors Special Bond Fund, Inc.

         Statement of Additional Information for First Investors Special Bond Fund, Inc.

         Part C - Other Information

         Signature Page

         Exhibits

[LOGO] FIRST INVESTORS


        SPECIAL BOND FUND













      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                 THE DATE OF THIS PROSPECTUS IS APRIL 23, 2002.

                                    CONTENTS


INTRODUCTION...................................................................3

OVERVIEW.......................................................................4


THE FUND IN DETAIL.............................................................6


FUND MANAGEMENT................................................................7


BUYING AND SELLING SHARES......................................................8

|X|      How and when does the Fund price its shares?..........................8
|X|      How do I buy and sell shares?.........................................8


ACCOUNT POLICIES...............................................................8

|X|      What about dividends and capital gain distributions?..................8
|X|      What about taxes?.....................................................8

FINANCIAL HIGHLIGHTS...........................................................9

                                  INTRODUCTION


This prospectus describes the First Investors Fund that is used solely as the underlying investment option for variable annuity contracts offered by First Investors Life Insurance Company ("FIL"). This means that you cannot purchase shares of the Fund directly, but only through a contract offered by FIL. The Fund description in this prospectus has an "Overview" which provides a brief explanation of the Fund's objectives, its principal strategies and principal risks, and how it has performed. The Fund description also contains a "Fund in Detail" section with more information on strategies and risks of the Fund.

                                SPECIAL BOND FUND

                                    OVERVIEW

OBJECTIVES:    The Fund  primarily  seeks high current income without undue risk to principal and secondarily seeks growth of capital.


PRINCIPAL
INVESTMENT
STRATEGIES:    The Fund primarily invests in high yield,  below investment grade corporate bonds (commonly known as "high yield" or "junk bonds").
               These bonds provide a higher level of income than investment grade bonds because they have a higher risk of default. The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a default by diversifying its investments among bonds of many different companies and industries. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S. The Fund seeks to achieve growth of capital by investing in high-yield bonds with stable to improving credit conditions.


PRINCIPAL
RISKS:         There are five principal risks of investing in the Fund.

   [ ] First, the value of the Fund's shares could decline as a result of a deterioration of the financial condition of an issuer of bonds owned by the Fund or as a result of a default by the issuer. This is known as credit risk. High yield bonds carry higher credit risks than investment grade bonds because the companies that issue them are not as strong financially as companies with investment grade credit ratings.



   [ ] Second, the value of the Fund's shares could decline if the entire high yield bond market were to decline, even if none of the Fund's bond holdings were at risk of a default. The high yield market can experience sharp declines at times as the result of a deterioration in the overall economy, declines in the stock market, a change of investor tolerance for risk, or other factors.

   [ ] Third, high yield bonds tend to be less liquid than other bonds, which means that they are more difficult to sell.

   [ ] Fourth, while high yield bonds are generally less interest rate sensitive than higher quality bonds, their values generally will decline when interest rates rise.


   [ ] Fifth, high yield bonds issued by foreign companies are subject to additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards and less stringent regulation of foreign markets.

         Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.


               AN  INVESTMENT  IN THE  FUND  IS NOT A  BANK  DEPOSIT  AND IS NOT
               INSURED  OR   GUARANTEED   BY  THE  FEDERAL   DEPOSIT   INSURANCE
               CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                    How has the Special Bond Fund performed?


The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's shares over the past ten calendar years (or the life of the Fund, if less). The bar chart does not reflect fees and expenses that may be deducted by the variable annuity contract through which you invest. If they were included, the returns would be less than those shown.


                                  SPECIAL BOND

The bar chart below contains the following plot points:

--------------------------------------------------------------------------------

 1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
14.56%  18.15%  -1.00%  20.76%  13.10%  10.94%   1.29%   6.24%  -6.57%  -0.01%

--------------------------------------------------------------------------------



During the periods shown, the highest quarterly return was 6.33% (for the quarter ended March 31, 1993), and the lowest quarterly return was -5.84% (for the quarter ended September 30, 2001).

The following table shows how the average annual total returns for the Fund's shares compare to those of the Credit Suisse First Boston High Yield Index ("High Yield Index"). Annual returns assume reinvestment of dividends and distributions, if any. The Fund sells its shares solely to the variable annuity subaccount at net asset value. The average annual total returns shown for the Fund's shares do not reflect the fees and charges that an individual would pay in connection with an investment in a variable annuity contract. The High Yield Index is designed to measure the performance of the high yield bond market. The High Yield Index does not take into account fees and expenses that an investor would incur in holding the securities in the index. If it did so, the returns for the index would be lower than those shown.

                           1 Year*       5 Years*        10 Years*

Special Bond               -0.01%          2.21%           7.40%
High Yield Index            6.25%          2.92%           7.67%

*The average annual total returns are based upon calendar years.



                               THE FUND IN DETAIL

What are the Special Bond Fund's objectives, principal investment strategies, and principal risks?

OBJECTIVES: The Fund primarily seeks high current income without undue risk to principal and secondarily seeks growth of capital.


PRINCIPAL INVESTMENT STRATEGIES: Under normal circumstances, the Special Bond Fund will invest 80% of its net assets in high yield debt securities, commonly known as "junk bonds." The Fund will provide shareholders with at least 60 days notice before changing this 80% policy. The Fund defines high yield debt securities to include fixed, variable or floating rate debt obligations
(including bonds, debentures, notes and preferred stock with mandatory redemption features) which are rated below Baa by Moody's Investors Service, Inc. ("Moody's) or below BBB by Standard & Poor's Ratings Group ("S&P") or which are unrated and deemed to be of comparable quality by the Fund's adviser. High yield bonds generally provide higher income than investment grade bonds to compensate investors for their higher risk of default (i.e., failure to make required interest or principal payments). High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former Blue Chip companies downgraded because of financial problems, companies using debt rather than equity to fund capital investment or spending programs, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund's portfolio may include zero coupon bonds and pay in kind bonds. While the Fund invests primarily in domestic companies, it also invests in securities of issuers domiciled in foreign countries. These securities will generally be dollar-denominated and traded in the U.S.


The Fund seeks to reduce the risk of a default by selecting bonds through careful credit research and analysis. The Fund seeks to reduce the impact of a potential default by diversifying its investments among bonds of many different companies and industries. The Fund attempts to invest in bonds that have stable to improving credit quality that could appreciate in value because of a credit rating upgrade or an improvement in the outlook for a particular company, industry or the economy as a whole.

Although the Fund will consider ratings assigned by ratings agencies in selecting high yield bonds, it relies principally on its own research and investment analysis. The Fund considers a variety of factors, including the issuer's managerial strength, anticipated cash flow, debt maturity schedules, borrowing requirements, interest or dividend coverage, asset coverage and earnings prospects. The Fund will usually sell a bond when it shows
deteriorating   fundamentals   or  falls  short  of  the   portfolio   manager's
expectations.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Special Bond Fund:

CREDIT RISK: This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. High yield bonds are subject to greater credit risk than higher quality bonds because the companies that issue them are not as financially strong as companies with investment grade ratings. Changes in the financial condition of an issuer, changes in general economic conditions, and changes in specific economic conditions that affect a particular type of issuer can impact the credit quality of an issuer. Such changes may weaken an issuer's ability to make payments of principal or interest, or cause an issuer of bonds to fail to make timely payments of interest or principal. Lower quality bonds generally tend to be more sensitive to these changes than higher quality bonds. While credit ratings may be available to assist in evaluating an issuer's credit quality, they may not accurately predict an issuer's ability to make timely payments of principal and interest.

MARKET RISK: The entire junk bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market volatility, large sustained sales of junk bonds by major investors, high-profile defaults, or changes in the market's psychology. This degree of volatility in the high yield market is usually associated more with stocks than bonds. The prices of high yield bonds held by the Fund could therefore decline, regardless of the financial condition of the issuers of such bonds. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when prices generally go down, referred to as "bear" markets.

LIQUIDITY RISK: High yield bonds tend to be less liquid than higher quality bonds, meaning that it may be difficult to sell high yield bonds at a reasonable price, particularly if there is a deterioration in the economy or in the financial prospects of their issuers. As a result, the prices of high yield bonds may be subject to wide price fluctuations due to liquidity concerns.

INTEREST RATE RISK: The market value of a bond is affected by changes in interest rates. When interest rates rise, the market value of a bond declines, and when interest rates decline, the market value of a bond increases. The price volatility of a bond also depends on its maturity and duration. Generally, the longer the maturity and duration of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities and durations generally offer higher yields than bonds with shorter maturities and durations.


FOREIGN INVESTMENT RISK: Foreign investments involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.


                                 FUND MANAGEMENT


First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to the Fund. FIMCO has been the investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. As of November 30, 2001, FIMCO served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5.6 billion. FIMCO supervises all aspects of the Fund's operations. For the fiscal year ended December 31, 2001, FIMCO received advisory fees, net of waiver (if any), of 0.75% of the Fund's average daily net assets.

Greg Miller and Richard T. Bourke serve as Co-Portfolio Managers of the Fund. Messrs. Miller and Bourke also serve as Co-Portfolio Managers of other First Investors Funds. Mr. Miller joined First Investors in 1991 as a securities analyst for the High Yield Department. Mr. Bourke joined First Investors in 1997 as an analyst. From 1995 to 1997, Mr. Bourke was employed as a senior financial analyst for Princeton Venture Research.

                            BUYING AND SELLING SHARES

                  How and when does the Fund price its shares?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.


To calculate the NAV, the Fund first values its assets, subtracts its liabilities, and divides the balance, called net assets, by the number of shares outstanding.

The Fund's assets are generally valued on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund. Debt obligations with maturities of 60 days or less are valued at amortized cost.


                         How do I buy and sell shares?

Investments in the Fund may only be made through purchases of variable annuity contracts offered by FIL. Purchase payments for variable annuity contracts, less applicable charges or expenses, are paid into Separate Account A, a unit investment trust. The Separate Account pools the proceeds to purchase shares of the Fund.

For information about how to buy or sell the variable annuity contracts, see the Separate Account prospectus which is attached to this prospectus. It will describe not only the process for buying and selling contracts, but also the fees and charges involved. This prospectus is not valid unless a Separate Account prospectus is attached hereto.

                                ACCOUNT POLICIES

              What about dividends and capital gain distributions?

The Separate Account which owns the shares of the Fund will receive all dividends and distributions. As described in the attached Separate Account prospectus, all dividends and distributions are then reinvested by the Separate Account in additional shares of the Fund.

To the extent that it has net investment income, the Fund will declare daily and pay, on a quarterly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of the Fund's fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

                                What about taxes?

You will not be subject to taxes as the result of purchases or sales of Fund shares by the Separate Account, or Fund dividends, or distributions to the Separate Account. There are tax consequences associated with investing in the variable annuity contracts. These are discussed in the attached Separate Account prospectus.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the years indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.


---------------------------------------------------------------------------------------------------------
                                                                    Year Ended December 31
---------------------------------------------------------------------------------------------------------

                                                        2001*      2000        1999      1998       1997
                                                        -----      ----        ----      ----       ----
Net Asset Value, Beginning of Year................      $9.47     $11.37      $11.86    $12.89     $12.75
                                                                  ------      ------    ------     ------

Income from Investment Operations
Net investment income............................        0.90       1.08       1.10      1.12       1.11
Net realized and unrealized
 gain (loss) on investments......................       (0.90)     (1.78)      (.39)     (.95)       .23

   Total from Investment Operations..............       _____       (.70)       .71       .17       1.34

Less Distributions from:
   Net investment income.........................        0.94       1.20       1.20      1.20       1.20
                                                        -----      -----     ------    ------     ------
Net Asset Value, End of Year.....................       $8.53      $9.47     $11.37    $11.86     $12.89
                                                        =====      =====     ======    ======     ======
TOTAL RETURN(%)+.................................       (0.01)     (6.57)      6.24      1.29      10.94

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (in thousands)...........      $22,058    $24,135    $30,194  $32,260    $36,082
Ratios to Average Net Assets (%)
Expenses.........................................         .90        .89        .87       .89        .86
Net investment income............................        9.80      10.09       9.38      8.93       8.60


Portfolio Turnover Rate (%)......................         35         37         32        65         53



+ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.

* As required, effective January 1, 2001, the Fund began amortizing premiums on debt securities. The cumulative effect of this accounting change had no impact on total assets of the Fund. On a per share basis, this change decreased Net Investment Income by $.01, increased Net Realized and Unrealized Gain (Loss) $0.01 and decreased the Ratio of Net Investment Income to Average Net Assets by 0.15%.

[LOGO] FIRST INVESTORS


       SPECIAL BOND FUND


For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

You can review and copy Fund documents (including reports, and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.



                                                         (Investment Company Act
                                                          File No.: 811-2981)

                     FIRST INVESTORS SPECIAL BOND FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 23, 2002

95 Wall Street                                                    1-800-423-4026
New York, N.Y.  10005

      This is a Statement of Additional Information ("SAI") for First Investors Special Bond Fund, Inc. ("Fund"), an open-end, diversified management investment company. Shares of the Fund may be purchased only through the acquisition of a variable annuity contract ("Contract") issued by First Investors Life Insurance Company ("First Investors Life").


      This SAI is not a prospectus. It should be read in conjunction with the Fund's Prospectus dated April 23, 2002, which may be obtained free of cost from the Fund at the address or telephone number noted above.



                                TABLE OF CONTENTS

                                                                          PAGE


History and Classification of the Fund......................................2
Non-Principal Investment Strategies and Risks...............................2
Investment Policies.........................................................9
Portfolio Turnover.........................................................11
Directors And Officers.....................................................11
Management.................................................................15
Board Consideration of Advisory Agreements.................................15
Determination Of Net Asset Value...........................................16
Allocation Of Portfolio Brokerage..........................................17
Taxes......................................................................18
General Information........................................................19
Appendix A................................................................A-1
Appendix B................................................................B-1
Appendix C................................................................C-1
Financial Statements As Of December 31, 2001..............................D-1

                     HISTORY AND CLASSIFICATION OF THE FUND

      The Special Bond Fund was incorporated in the State of Maryland on November 14, 1979. The Fund is authorized to issue 25 million shares of common stock, $1.00 par value per share. Shares of the Fund have equal dividend, voting, liquidation and redemption rights. The Fund is not required to hold annual shareholder meetings. The Board of Directors may, in its discretion, call a shareholder meeting. If requested to do so by the holders of at least 10% of the Fund's outstanding shares, the Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. The Fund is a diversified open-end management investment company.

                  NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

      Described below are investment strategies that may be employed by the Fund, including strategies to invest in particular types of securities, that are not principal investment strategies and the risks of those strategies. It is important to understand that the Fund may only engage in the non-fundamental strategies to the extent permitted by its principal investment strategies and investment policies. The principal investment strategies, and principal risks of the Fund are set forth in the prospectus for the Fund. The Fund's investment policies are set forth in the section of the SAI which is captioned "Investment Policies."


      BANKERS' ACCEPTANCES. The Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.


      BORROWING. The Fund may borrow for temporary or emergency purposes in amounts not exceeding its investment policies. See "Investment Policies." Borrowing increases the risks of investing in a Fund by accentuating losses or investments and the volatility of the Fund's shares.


      CERTIFICATES OF DEPOSIT. The Fund may invest in bank certificates of deposit ("CDs") subject to the restrictions set forth in the Prospectus. The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.


      COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper is a promissory note issued by a corporation to finance short-term needs, which may either be unsecured or backed by a letter of credit. Commercial Paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.

      COMMON STOCK. The Fund may invest in common stocks of domestic or foreign companies. Stock prices in general may decline over short or even extended periods not only because of company specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Investments in the stocks of foreign companies involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets.

      CONVERTIBLE SECURITIES. The convertible securities in which the Fund may invest will be rated no higher nor lower by Moody's or by S&P than the bonds in which the Fund may invest. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Adviser will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock and the judgment of the value of the convertible security relative to the common stock at current prices.

      DEBT SECURITIES. The Fund may invest in debt securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. See Appendix A for a description of corporate bond ratings.

      DISTRESSED SECURITIES. The Fund may invest in securities of companies that are in default or undergoing bankruptcy or reorganization ("Distressed Securities"). Subject to the limits of its investment policies (see "Investment Policies"), such securities are usually available at a deep discount from the face value of the instrument. The fund will invest in Distressed Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Distressed Securities may stop paying interest and lose value or become worthless. The Adviser will attempt to balance the benefits of investing in Distressed
Securities with their risks. While a diversified portfolio may reduce the overall impact of a Distressed Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield Securities," below.

      FLOATING AND VARIABLE RATE SECURITIES. The Fund may invest in floating and variable rate securities. These are debt obligations which periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.


      FOREIGN GOVERNMENT OBLIGATIONS. The Fund may invest in foreign government obligations, which generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt obligations involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.


      FOREIGN SECURITIES. The Fund may sell a debt security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency), or the Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Investing in foreign securities involves more risk than investing in securities of U.S. companies. Because the Fund currently does not intend to hedge its foreign investments against the risk of foreign currency fluctuations, changes in the value of these currencies can significantly affect its share price. In addition, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries.

      FUTURES AND OPTIONS. The Fund does not currently use futures contracts or options as part of its investment strategies. In the event that the Fund was to obtain Board approval to use these instruments in the future, they would be subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the Commodities Futures Trading Commission ("CFTC") and the several futures exchanges upon which futures contracts or options are traded. Moreover, in the event that they were to enter into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) could not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any contracts into which the Fund was entered.

      HIGH YIELD SECURITIES. The Fund primarily invests in high yield, high risk debt securities (commonly referred to as "junk bonds")("High Yield Securities"). High Yield Securities are subject to greater risks than those that are present with investments in higher grade debt securities, as discussed below. These risks also apply to lower-rated and certain unrated convertible securities.

      Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

      Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities helps to minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.

      A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. To the extent permitted by a Fund's investment policies, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for Federal income tax purposes, or to seek capital appreciation.

      The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. At times in the past, the prices of many lower-rated debt securities have declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

      The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. The Fund which is permitted to invest in High Yield Securities may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Distressed Securities." The Adviser continually monitors the investments in a Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

      Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher quality bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

      The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Fund's Board of Directors to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

      LOANS OF PORTFOLIO SECURITIES. While the Fund has no present intention of doing so, the Fund may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to the Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Any loan of portfolio securities must also comply with the Funds fundamental policies on loans which include (among other things) obtaining Board approval. Such loans may be terminated by the Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral.


      MONEY MARKET INSTRUMENTS. Investments in commercial paper by the Fund are limited to obligations rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Investments in certificates of deposit will be made only with domestic institutions with assets in excess of $500 million. See Appendix B for a description of commercial paper ratings.


      MUNICIPAL SECURITIES. The Fund may invest in the following municipal securities:

      Municipal bonds are debt obligations that generally are issued to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, condition of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. See Appendix A for a description of municipal bond ratings.

      Issues of commercial paper are short-term unsecured negotiable promissory notes. Municipal commercial paper is issued usually to meet temporary capital needs of the issuer or to serve as a source of temporary construction financing. These obligations are paid from general revenues of the issuer or are refinanced with long-term debt.

      Municipal notes are principally tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. The obligations are sold by an issuer prior to the occurrence of another revenue producing event to bridge a financial gap for such issuer. Municipal notes are usually general obligations of the issuing municipality. Project notes are issued by housing agencies, but are guaranteed by the U.S. Department of Housing and Urban Development and are secured by the full faith and credit of the United States. Such municipal notes must be rated MIG-1 by Moody's or SP-1 by S&P or have insurance through the issuer or an independent insurance company. A description of municipal note ratings is contained in Appendix C.

      Certain types of revenue bonds, referred to as private activity bonds ("PABs") or industrial development bonds ("IDBs"), are issued by or on behalf of public authorities to obtain funds to provide for various privately operated facilities, such as airports or mass transportation facilities. Most PABs and IDBs are pure revenue bonds and are not backed by the taxing power of the issuing agency or authority. Consequently, the payment of principal and interest on PABs and IDBs usually depends entirely on the ability of the owner of the project financed to meet its financial obligation to repay the bonds. In many instances these financial obligations of private parties are secured by liens or pledges upon real and personal property or are backed up by a standby letter of credit issued by a commercial bank, which letter of credit effectively guarantees payment of principal and interest on behalf of the party obligated to pay. Banks which issue standby letters of credit to support the payment of principal and/or interest on PABs and IDBs are restricted as to the form the letter of credit may take, the total amount committed by standby letters of credit that may be issued on behalf of one person or affiliates thereof and will usually only have to fulfill their obligation when there is little chance of recovery against the defaulting account party.

      A "put bond" is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer at a specified price with interest and exercise date, which is typically well in advance of the bond's maturity date. The Fund may invest in multi-modal put (or tender option) bonds. A tender option bond generally allows the underwriter or issuer, at its discretion over the life of the indenture, to convert the bond into one of several enumerated types of securities or "modes" upon 30 days' notice to holders. Within that 30 days, holders must either submit the existing security to the paying agent to receive the new security, or put back the security and receive principal and interest accrued up to that time. There is no assurance that an issuer of a put bond acquired by a Fund will be able to repurchase the bond on the exercise date, if the Fund chooses to exercise its right to put the bond back to the issuer.

      Variable rate demand instruments ("VRDIs") generally are revenue bonds, issued primarily by or on behalf of public authorities, and are not backed by the taxing power of the issuing authority. The interest on these instruments is adjusted at various intervals ranging from one day to six months, and the adjustments are based on market conditions. These instruments allow the holder to demand payment of all unpaid principal plus accrued interest from the issuer. The Fund will invest only in VRDIs that have a demand notice period of not more than seven calendar days in length. Usually, the Fund may also demand payment from a redemption agent. In either instance, the obligation to pay the holder upon demand is usually backed by a standby letter of credit issued by a commercial bank to support the obligation of the party which has the duty to pay upon demand. Issuers of VRDIs may have the right to prepay the outstanding principal and interest upon the instrument in their discretion with a notice period to the holder for prepayment by the issuer usually equal to that for the demand feature.

      Banks issuing standby letters of credit to support VRDIs receive a fee from or on behalf of the issuer to establish the credit and may charge other fees if the standby letter of credit is drawn upon. Such banks also enter into a reimbursement agreement whereby the issuer or the redemption agent agrees to reimburse the bank for any draw under the standby letter of credit. Such reimbursement agreement, however, in no way affects the obligation of the bank issuing the standby letter of credit, and payment of the Fund under a demand feature backed by a standby letter of credit is not conditioned upon the bank's likelihood of recovery under the reimbursement agreement. Consequently, the Adviser will monitor the quality of the bank issuing any standby letter of credit which supports the demand feature of any VRDI purchased by the Fund.

      VRDIs reduce the likelihood of changes in value in the obligations they represent as is typical with fixed rate instruments. As interest rates change, fixed rate instruments' values change as the market re-evaluates the price of the fixed rate of income in light of new market interest rates. If interest rates rise, the value of an existing fixed rate instrument may fail to provide a new purchaser with the effective market rate of income then prevailing. If interest rates fall, the value of such an instrument may rise for similar reasons. If interest rates change, the value of a VRDI should not change as much as a fixed rate obligation, to the extent rate adjustments on the variable rate instrument mirror the market. Therefore, the potential risk of capital depreciation is much lower on a VRDI than on a fixed rate obligation, although the potential for capital appreciation is also reduced. VRDIs are not comparable to long-term fixed-rate securities, and the rates on these instruments may be higher or lower than simultaneous market rates for fixed rate securities of similar quality and time to maturity.

      To determine time to maturity of VRDIs for the purpose of either the 397-day maturity maximum for all of the Fund's investments or for computing the Fund's dollar weighted average portfolio maturity, the maturity of the instrument is deemed to be the greater of (1) the notice period required before the Fund may receive payment under the demand feature of the instrument, or (2) the time remaining until the next interest rate adjustment on the instrument.

      PREFERRED STOCK. The Fund may invest in preferred stock. A preferred stock is a security which has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      REPURCHASE AGREEMENTS. While the Fund has no present intention of doing so, it may invest in repurchase agreements. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. The Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Fund will not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the Fund's net assets, would be invested in such repurchase agreements and other illiquid investments.

      RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. Subject to the limits of its investment policies (see "Investment Policies"), the Fund may invest in restricted and illiquid securities.

      Restricted securities may generally be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered subject to the limits on illiquid securities. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.


      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.


      U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in U.S. Government Obligations. U.S. Government Obligations include: (1) U.S. Treasury obligations (which differ only in their interest rates, maturities and times of issuance) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, (such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration). The range of maturities of U.S. Government Obligations is usually three months to thirty years.


      WARRANTS. The Fund may purchase warrants, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is greater risk that warrants might drop in value at a faster rate than the underlying stock.


      WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. Subject to the limits of its investment policies (see "Investment Policies"), the Fund may invest in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. The Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when the Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by the Fund on a when-issued basis may result in the Fund incurring a loss or missing an opportunity to make an alternative investment. When the Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment.

When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities the Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

      ZERO COUPON AND PAY-IN-KIND SECURITIES. The Fund may invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities and the "interest" on pay-in-kind securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. Thus, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes." These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

                               INVESTMENT POLICIES

      The Fund's investment objective, as set forth in its prospectus, is a fundamental investment policy which may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund as defined by the Investment Company Act of 1940, as amended ("1940 Act"). As defined by the 1940 Act, "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      The Fund also has adopted the investment policies that are set forth below. Unless identified as non-fundamental, these investment policies are fundamental policies which may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Non-fundamental policies may be changed by the Board of Directors of the Fund without shareholder approval. Except with respect to borrowing, or as otherwise expressly provided, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security.

      The Fund will not:


      (1) Borrow money except from banks and only for temporary or emergency purposes and then in amounts not in excess of 5% of its total assets taken at cost or value, whichever is the lesser.


      (2) Make loans to other persons except that the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors, which it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceeds 10% of the value of the Fund's total assets. The Fund may terminate such loans at any time and vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The investment risk is that the borrower will fail financially when the collateral is in its possession. The borrower must add to collateral whenever the market value of the securities rises above the level of such collateral. The primary objective of such loaning function is to supplement the Fund's income through investment of the cash collateral in short-term interest bearing obligations. The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan.


      (3) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      (4) Invest more than 5% of the value of its total assets in securities of issuers that have been in business for less than three years.

      (5)  Underwrite securities of other issuers.

      (6) Purchase or sell real estate or commodities or commodity contracts. However, the Fund may purchase interests in real estate investment trusts whose securities are registered under the Securities Act of 1933, as amended, and are readily marketable.

      (7) Invest in companies for the purpose of exercising control or management.

      (8) Invest in securities of other investment companies, except in connection with a merger of another investment company.

      (9)  Purchase any securities on margin or sell any securities short.

      (10) Purchase or retain securities of any issuer if any officer or director of the Fund or the Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

      (11) Invest more than 25% of the value of its total assets in a particular industry at any one time.

      (12) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of the Fund, as principals.

      The Fund has adopted the following non-fundamental investment restrictions which may be changed without shareholder approval:


      (1) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for Section 4(2) commercial paper and securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.


      (2) The Fund will not pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.


      (3) The Fund may invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made.

      (4) The Fund may invest in debt securities issued by foreign governments and companies and in foreign currencies for the purpose of purchasing such securities. However, the Fund may not invest more than 5% of its total assets in debt securities issued by foreign governments and companies that are denominated in foreign currencies.

      (5) The Fund may invest up to 15% of its total assets in securities of companies that are in default or undergoing bankruptcy or reorganization.

                               PORTFOLIO TURNOVER

      Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage." For the fiscal years ended December 31, 2000 and 2001, the Fund's portfolio turnover rate was 37% and 35%, respectively.

                             DIRECTORS AND OFFICERS

      The following table lists the Directors and executive officers of the Fund, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005. Each Director serves for an indefinite term until his/her successor is elected.


------------------------------------------------------------------------------------------------------------------------
                                      Position(s) held    Principal          Number of           Other
                                      with Fund covered   Occupation(s)      Portfolios in       Trusteeships/
                                      by this SAI and     During             Fund complex        Directorships
   NAME, AGE AND ADDRESS              Length of Service   Past 5 Years       Overseen            Held

------------------------------------------------------------------------------------------------------------------------
                                                  DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------

   Robert M. Grohol        69         Director since      None/Retired            50             None
   c/o First Investors Legal Dept.    6/30/00
   95 Wall Street
   New York, N.Y. 10005
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
   Rex R. Reed             79         Director since      None/Retired            50             None
   c/o First Investors Legal Dept.    3/31/84
   95 Wall Street
   New York, N.Y. 10005
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
   Herbert Rubinstein      80         Director since      None/Retired            50             None
   c/o First Investors Legal Dept.    9/8/82
   95 Wall Street
   New York, N.Y. 10005
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
   James M. Srygley       69          Director since      Owner Hampton           50             None
   c/o First Investors Legal Dept.    1/19/95             Properties
   95 Wall Street
   New York, N.Y. 10005
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
   Robert F. Wentworth    72          Director since      None/Retired            50             None
   c/o First Investors Legal Dept.    10/15/92
   95 Wall Street
   New York, N.Y. 10005
------------------------------------------------------------------------------------------------------------------------


                                       11

------------------------------------------------------------------------------------------------------------------------
                                 Position(s) held                                              Number of
                                 with Fund                                                     Portfolios   Other
                                 covered by this                                               in Fund      Trusteeships/
                                 SAI and Length     Principal Occupation(s)                    complex      Directorships
   NAME, AGE AND ADDRESS         of Service         During Past 5 Years                        Overseen     Held
------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED DIRECTORS**
------------------------------------------------------------------------------------------------------------------------
   Glenn O. Head        76       Director since     Chairman of First Investors Corporation,      50        None
   c/o First Investors           9/8/82             Chairman of First Investors Consolidated
   Management Company, Inc.                         Corporation, Chairman of First Investors
   95 Wall Street                                   Management Company, Inc., Chairman of
   New York, NY  10005                              Administrative Data Management Corp.,
                                                    and officer of other affiliated
                                                    companies.***
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
   Kathryn S. Head     46        Director since     Vice President of First Investors             50       None
   c/o First Investors           3/17/94            Corporation, President of First
   Management Company, Inc.                         Investors Consolidated Corporation,
   581 Main Street                                  President of First Investors Management
   Woodbridge, NJ  07095-1198                       Company, Inc., President of
                                                    Administrative Data Management Corp.,
                                                    Chairman of First Investors Federal
                                                    Savings Bank and officer of other
                                                    affiliated companies.***
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
   Larry R. Lavoie     54        Director since     General Counsel First Investors               50       None
   c/o First Investors           9/17/98            Corporation and other affiliated
   Management Company, Inc.                         companies.***
   95 Wall Street
   New York, NY  10005
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
   John T. Sullivan    70        Director since     Of Counsel Hawkins, Delafield & Wood;         50       None
   c/o First Investors           9/8/82             Director and Chairman of Executive
   Management Company, Inc.                         Committee of First Investors Corporation.
   95 Wall Street
   New York, NY  10005
------------------------------------------------------------------------------------------------------------------------


**Mr. Head and Ms. Head are interested trustees/directors because (a) they are indirect owners of more than 5% of the voting stock of the adviser and principal underwriters of the Fund, (b) they are officers, directors and employees of the adviser and principal underwriters of the Fund, and (c) they are officers of the Fund. Ms. Head is the daughter of Mr. Head. Mr. Lavoie is an interested trustee/director of the Fund because he is an officer of the adviser and principal underwriter of the Fund. Mr. Sullivan is an interested director because he is a director and Chairman of the Executive Committee of First Investors Corporation.

***Other affiliated companies consist of: First Investors Realty Company, Inc., First Investors Life Insurance Company, First Investors Leverage Corporation, Route 33 Realty Corporation, First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, School Financial Management Services, Inc., First Investors Federal Savings Bank, First Investors Credit Corporation and First Investors Resources, Inc.



--------------------------------------------------------------------------------------------------------------------
                               Position(s) held
                               with Fund covered                             Number of
                               by this SAI and     Principal Occupation(s)   Portfolios in     Other Trusteeships/
NAME, AGE AND ADDRESS          Length of Service   During Past 5 Years       Fund complex      Directorships Held
                                                                             Overseen
--------------------------------------------------------------------------------------------------------------------
                                          OFFICER(S) WHO ARE NOT DIRECTORS
--------------------------------------------------------------------------------------------------------------------

Joseph I. Benedek      44      Treasurer since     Treasurer and Principal        50                  None
c/o First Investors            1988                Accounting Officer
Management Company, Inc.
581 Main Street
Woodbridge, NJ  07095-1198
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Concetta Durso         70      Vice President      Vice President of First        50                  None
c/o First Investors            and Secretary       Investors Management
Management Company, Inc.       since 1984          Company, Inc. and Vice
95 Wall Street                                     President and Secretary
New York, NY  10005                                of the First Investors
                                                   Family of Funds
--------------------------------------------------------------------------------------------------------------------



                   DIRECTOR OWNERSHIP OF FIRST INVESTORS FUNDS
                   -------------------------------------------
                             AS OF DECEMBER 31, 2001
                             -----------------------

                             DISINTERESTED DIRECTORS
                             -----------------------

--------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR RANGE OF
                                                        EQUITY SECURITIES - ALL
                                                         REGISTERED INVESTMENT
                                    DOLLAR RANGE OF      COMPANIES OVERSEEN BY
                          FISCAL   OWNERSHIP OF FUND       DIRECTOR IN FIRST
 DIRECTOR          FUND   YEAR    COVERED BY THIS SAI  INVESTORS FAMILY OF FUNDS
--------------------------------------------------------------------------------
ROBERT GROHOL      None            None                     $50,001 - $100,000
                          12/31
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REX REED           None
                          12/31    None                     Over $100,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HERBERT            None
RUBINSTEIN                12/31    None                     Over $100,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
JAMES SRYGLEY      None
                          12/31    None                     Over $100,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ROBERT WENTWORTH   None
                          12/31    None                     $10,001 - $50,000
--------------------------------------------------------------------------------

                              INTERESTED DIRECTORS
                              --------------------

--------------------------------------------------------------------------------
GLENN O. HEAD      None
                          12/31    None                     Over $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KATHRYN S. HEAD    None
                          12/31    None                     Over $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LARRY R. LAVOIE    None
                          12/31    None                     $50,001 - $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
JOHN T. SULLIVAN   None
                          12/31    None                     $1 - $10,000
--------------------------------------------------------------------------------

      As of March 28, 2002, the Directors and officers, as a group, owned less than 1% of shares of the Fund.

      The following table lists compensation paid to the Directors of the Fund for the fiscal year ended December 31, 2001.

                           Aggregate                 Total Compensation From
                        Compensation               First Investors Family of
Trustee                   From Fund*       Funds Paid to Directors/Trustees+
-------                 ------------       ---------------------------------
Robert M. Grohol                 $60                                 $43,905
Rex R. Reed                      $60                                  43,905
Herbert Rubinstein               $60                                  43,905
James M. Srygley                 $60                                  43,905
Robert F. Wentworth              $60                                  43,905
Glenn O. Head                      0                                       0
Kathryn S. Head                    0                                       0
Larry R. Lavoie                    0                                       0
John T. Sullivan                   0                                       0


* Compensation to officers and interested Directors of the Fund is paid by the Adviser.
+ The First Investors Family of Funds consist of 15 separate registered investment companies. The total compensation shown in this column is for the twelve month period ended December 31, 2001.

               RESPONSIBILITIES OF THE BOARD OF DIRECTORS

      The Board of Directors (the "Board") of the First Investors Funds plays an important supervisory role with respect to oversight of the management of the Funds. Among other things, the Board is responsible for the annual approval of investment advisory and subadvisory contracts, evaluation of portfolio performance, and the oversight of decisions that have been made by the advisers and/or subadvisers pursuant to delegated authority.

      The Independent Directors have established an "Independent Directors Committee," which is comprised of all the Independent Directors. (Independent Directors are also known as Disinterested Directors.) This Committee elects from its members a chairperson, who serves for a one-year term and until a successor is elected. The Independent Directors Committee is responsible for, among other things, nominating and selecting persons to serve as independent directors on the Board, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Directors with different backgrounds or skills, reviewing and setting the compensation of Independent Directors, overseeing each Fund's accounting and financial reporting, approving the selection, retention, or termination of auditors, evaluating the independence of the auditors, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, monitoring the performance and independence of legal counsel to the independent directors, and reviewing all matters that require approval of the independent directors under the 1940 Act and the rules thereunder. Presently, the Committee does not consider nominees recommended by shareholders. The Committee met 12 times last year.


                                   MANAGEMENT

      Investment advisory services to the Fund are provided by First Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors"), in person at a meeting called for such purpose and by a majority of the shareholders of the Fund. The Board of Directors is responsible for overseeing the management of the Fund.

      Pursuant to the Advisory Agreement, FIMCO shall supervise and manage the Fund's investments, determine the Fund's portfolio transactions and supervise all aspects of its operations, subject to review by the Directors. The Advisory Agreement also provides that FIMCO shall provide the Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of the Fund and assume certain expenses thereof, other than obligations or liabilities of the Fund. The Advisory Agreement may be terminated at any time without penalty by the Directors or by a majority of the outstanding voting securities of the Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement also provides that it will continue in effect for a period of over two years only if such continuance is approved annually either by the Directors or by a majority of the outstanding voting securities of the Fund, and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval.

      Under the Advisory Agreement, the Fund pays the Adviser an annual fee, paid monthly, according to the following schedule:

                                                                          Annual
Average Daily Net Assets                                                    Rate
------------------------                                                    ----

Up to $250 million.........................................................0.75%
In excess of $250 million up to $500 million...............................0.72
In excess of $500 million up to $750 million...............................0.69
Over $750 million..........................................................0.66


      For the fiscal years ended December 31, 1999, 2000 and 2001, the Fund paid the Adviser $230,925, $201,162, and $172,924 respectively, in advisory fees.

     The Adviser has an Investment Committee composed of the Chairman, President, and General Counsel of FIMCO, the Investment Compliance Manager, and the portfolio managers of each of the Funds. The Committee usually meets weekly to discuss the composition of the portfolio of each First Investors Fund and to review additions to and deletions from the portfolios.

      First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding shares of First Investors Corporation and the Fund's transfer agent. Mr. Glenn O. Head and members of his family control FICC and, therefore, the Adviser.

                 BOARD CONSIDERATION OF THE ADVISORY AGREEMENT

     The Board last approved the Advisory Agreement for the Fund at its formal meeting in May 2001. The independent directors were represented by independent counsel and were provided with a detailed written analysis of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements for each of the Funds in the First Investors family of Funds. The independent directors also requested and received detailed information concerning the contracts.

      The Board considered a variety of factors in approving the Advisory Agreement for the Fund. Without attempting to delineate all of the factors considered by the Board, the following are the material factors that were considered:

      First, the Board considered the nature and quality of services provided by the Fund's investment adviser, FIMCO. In this regard, the Board reviewed the qualifications of the key portfolio management, compliance and administrative personnel who provide services to the Fund, the Fund's performance for each of the prior five years both on an absolute basis and relative to its Lipper peer group, and the Fund's performance relative to an appropriate index.

      Second, the Board considered the fees and expenses of the Fund. Among other things, the Board reviewed the advisory fee schedule of the Fund, the advisory fees paid, the portfolio turnover of the Funds, the net expense ratio of the Fund for the past five years, and the average and median net expense ratios of funds within the Fund's Lipper peer group for the past five years (to the extent available).

      Third, the Board considered FIMCO's profitability from the Advisory Agreement. The Board reviewed a report showing in the aggregate and on a fund-by-fund basis the income received by FIMCO from management fees from all of the funds in the First Investors family of funds, a breakdown of the direct and indirect expenses incurred by FIMCO in earning the fees, FIMCO's pre-tax profit (or loss) without regard to distribution expenses, and FIMCO's pre-tax profit after distribution expenses. The Board also reviewed a five-year analysis of FIMCO's profitability.

      Fourth, the Board also considered a report from FIMCO analyzing the breakpoint schedules of funds in the First Investors Fund Family in comparison with funds in fund groups of similar size and the extent to which FIMCO might be realizing economies of scale in managing the funds. The report also addressed recent studies on mutual fund fees by the Investment Company Institute, General Accounting Office, and Securities and Exchange Commission.

      Fifth, the Board considered the incidental or "fall-out" benefits that FIMCO and its affiliates may receive as a result of FIMCO's management of the Funds. Among other things, the Board considered the direct and indirect income received by FIMCO's affiliated broker-dealer.

      Finally, the Board considered FIMCO's policies with respect to best execution, allocation of brokerage, and soft dollar research. In this regard, the Board reviewed, among other things, the portfolio turnover of each of the Funds in the First Investors Family, the extent to which brokerage of the funds in the First Investors fund family is used to acquire research that is used by FIMCO, and the extent to which this may benefit the Funds.

      Based upon the foregoing and other factors, the Board, including the independent directors, unanimously approved the continuation of the Advisory Agreement with the Fund based upon the conclusion that it was fair and reasonable and consistent with the requirements of the 1940 Act.


                        DETERMINATION OF NET ASSET VALUE

      The Fund's assets are generally valued on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund. Debt obligations with maturities of 60 days or less are valued at amortized cost.


      "When-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the last bid and asked prices obtained from recognized dealers in such securities or the pricing service. For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

      The Fund's Board of Directors may suspend the determination of the Fund's net asset value for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

      EMERGENCY PRICING PROCEDURES. In the event that the Fund must halt operations during any day that it would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Fund will apply the following procedures:

      1. The Fund will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

      2. For purposes of paragraph 1, an order will be deemed to have been received by the Fund on an Emergency Closed Day, even if neither the Fund nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

           (a) In the case of a mail order, the order will be considered received by the Fund when the postal service has delivered it to FIC's Woodbridge offices prior to the close of regular trading on the NYSE; or such other time as may be prescribed in the Fund's Prospectus; and

           (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in the Fund's Prospectus.

      3. If the Fund is unable to segregate orders received on the Emergency Closed Day from those received on the next day the Fund is open for business, the Fund may give all orders the next price calculated after operations resume.

      4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Fund may determine not to price its portfolio securities if such prices would lead to a distortion of the net asset value for the Fund and its shareholders.

                        ALLOCATION OF PORTFOLIO BROKERAGE

      The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to the Fund the Adviser may utilize a broker to purchase OTC securities and pay a commission.

      In purchasing and selling portfolio securities on behalf of the Fund, the Adviser will seek to obtain best execution. The Fund may pay more than the lowest available commission in return for brokerage and research services. Additionally, upon instruction by the Board, the Adviser may use dealer concessions available in fixed-priced underwritings, over-the-counter transactions, and/or brokerage to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's Directors' Analytical Data concerning Fund performance and fees. The Adviser generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investor Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser and the Fund Board to analyze a fund's performance relative to other comparable funds.

      In selecting the broker-dealers to execute the Fund's portfolio transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of the Fund.


      The Adviser may combine transaction orders placed on behalf of the Fund with orders placed on behalf of any other Fund or private account managed by the Adviser for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by the Board of Directors.

      For the fiscal year ended December 31, 1999, the Fund did not pay any brokerage commissions. For the fiscal year ended December 31, 2000, the Fund paid $20 in brokerage commissions. None of that amount was paid for research services. For the fiscal year ended December 31, 2001, the Fund did not pay any brokerage commissions.


                                      TAXES


      Fund shares are offered only to a separate account of First Investors Life ("Separate Account") that funds individual Contracts. See the Separate Account's prospectus for a discussion of the special taxation of First Investors Life with respect to the account and of the Contractholders.

      To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

      By qualifying for treatment as a RIC, the Fund will be relieved of Federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, and (3) most importantly, the Separate Account would fail to satisfy the diversification requirements of section 817(h) of the Code (see below), with the result that the Contracts supported by that account would no longer be eligible for tax deferral. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.


      The  Fund   intends  to  continue  to  comply  with  the   diversification
requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code (described above), place certain limitations on the assets of the Separate Account -- and of the Fund, because section 817(h) and those regulations treat its assets as assets of the Separate Account -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the Fund's total assets may be represented by one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of the Fund to satisfy the section 817(h) requirements would result in taxation of First Investors Life and treatment of the Contractholders other than as described in the Separate Account's prospectus.

      Dividends and interest the Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      The Fund may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

                               GENERAL INFORMATION



      CUSTODIAN. The Fund has retained The Bank of New York, 48 Wall Street, New York, New York 10286, to act as custodian of the securities and cash of the Fund.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of the Adviser and First Investors Life, acts as transfer agent for the Fund and as dividend disbursing agent.

      AUDITS AND REPORTS. The accounts of the Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103. Shareholders of the Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue., N.W., Washington, D.C. 20036 serves as counsel to the Fund.

      TRADING BY  PORTFOLIO  MANAGERS  AND OTHER  ACCESS  PERSONS.  Pursuant  to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Fund, and the Adviser, have adopted a Code of Ethics restricting personal securities trading by portfolio managers and other access persons of the Fund. Subject to certain exemptions, all access persons, except the disinterested Directors of the Fund:
(a) must have all non-exempt trades in covered securities pre-cleared; (b) are prohibited from trading in covered securities while the Fund is buying or selling or actively considering buying or selling the same covered securities;
(c) are prohibited from retaining profits from short-term trading in covered securities; (d) must provide duplicate account statements and confirmations to a compliance officer; and (e) are prohibited from purchasing covered securities in initial public offerings or limited offerings unless a compliance officer determines that there is no actual or apparent conflict among the interests of the access persons and the Fund.


      As of March 28, 2002, First Investors Life Insurance Company owned of record or beneficially 100% of the outstanding shares of Special Bond Fund.

                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S
-----------------

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations:

      1.Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      2.Nature of and provisions of the obligation;

      3.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

      Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX B
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR's
-----------------

      S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

      A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

      PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

      -    Leading market positions in well-established industries.
      -    High rates of return on funds employed.
      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                      APPENDIX C
                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

STANDARD & POOR'S RATINGS GROUP
-------------------------------

         S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

         - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

         SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest.

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

         MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG-2. Loans bearing this designation are of high quality, with margins of protection ample although not as large as the preceding group.

                           FINANCIAL STATEMENTS AS OF
                                DECEMBER 31, 2001


Registrant incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 2001.

                            PART C. OTHER INFORMATION

Item 23.        EXHIBITS

         (a)              Articles of Restatement(1)

         (b)              Amended and Restated By-Laws(1)

         (c) Shareholders' rights are contained in Articles EIGHTH and NINTH of the Registrant's Articles of Restatement previously filed as Exhibit 99.B1 to the Registrant's Registration Statement and in Article II of Registrant's Amended and Restated By-Laws previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

         (d) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.(1)

         (e)              Underwriting Agreement - none

         (f)              Bonus, profit sharing or pension plans - none

         (g)(i)           Custodian Agreement between Registrant and Irving
                          Trust Company(2)

         (g)(ii) Supplement to Custodian Agreement between Registrant and The Bank of New York(2)

         (g)(iii) Amendment to Custody Agreement between Registrant and The Bank of New York - filed herewith

         (g)(iv) Foreign Custody Manager Agreement between Registrant and The Bank of New York - filed herewith

         (h)(i) Transfer Agent Agreement between Registrant and Administrative Data Management Corp.(3)

         (h)(ii)          Amended Schedule A to Transfer Agent Agreement(4)

         (i)              Opinion and Consent of Counsel - filed herewith

         (j)(i)           Consent of Independent Accountants - filed herewith

         (j)(ii) Powers of Attorney for Ms. Head and Messrs. Head, Reed, Srygley, Rubinstein, Sullivan and Wentworth (1)

         (j)(iii)         Power of Attorney for Mr. Grohol - filed herewith

         (j)(iv)          Power of Attorney for Mr. Lavoie - filed herewith

         (k)              Financial statements omitted from prospectus - none

         (l)              Initial capital agreements - none

         (m)              Distribution Plan - none


         (n)              Plan pursuant to Rule 18f-3 - none


         (o)              Reserved

         (p) Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters(4)

----------------------
(1) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 14 to Registrant's Registration Statement (File No. 2-66294), filed on April 24, 1995.

(2) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 15 to Registrant's Registration Statement (File No. 2-66294), filed on April 19, 1996.

(3) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 20 to Registrant's Registration Statement (File No. 2-66294), filed on April 28, 2000.

(4) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement of First Investors Series Fund II, Inc. (File No. 33-46924), filed on October 11, 2000.

(5) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 21 to Registrant's Registration Statement (File No. 2-66294), filed on April 20, 2001.


Item 24.        PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH  REGISTRANT

                There are no persons controlled by or under common control with the Registrant.

Item 25.        INDEMNIFICATION

                  ARTICLE X, SECTION 1 OF THE BY-LAWS OF REGISTRANT  PROVIDES AS
FOLLOWS:

                  Section 1. Every person who is or was an officer or director of the Corporation (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of negligence or misconduct, which shall be deemed to include willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for negligence or misconduct, within the meaning thereof as used herein, or in the event of a settlement, each director or officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payments made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon the prior determination by a resolution of two-thirds of the Board of Directors who are not involved in the action, suit or proceeding that the director or officer has no liability by reason of negligence or misconduct within the meaning thereof as used herein, and provided further that if a majority of the members of the Board of Directors of the Corporation are involved in the action, suit or proceeding, such determination shall have been made by a written opinion of independent counsel. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. Such a determination by the Board of Directors or by independent counsel, and the payment of amounts by the Corporation on the basis thereof, shall not prevent a stockholder from challenging such indemnification by appropriate legal proceedings on the grounds that the person indemnified was liable to the Corporation or its security holders by reason of negligence or misconduct within the meaning thereof as used herein. The foregoing rights and indemnification shall not be exclusive of any other rights to which any officer or director (or his heirs, executors and administrators) may be entitled to according to law.

                  NUMBER 7 OF THE REGISTRANT'S INVESTMENT ADVISORY AGREEMENT PROVIDES AS FOLLOWS:

                  7. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

                  SECTION 13 OF THE REGISTRANT'S CUSTODIAN AGREEMENT PROVIDES AS
FOLLOWS:

                  Section  13. . . . The  Custodian  shall not be liable for any taxes, assessments or governmental changes which may be levied or assessed upon the Securities held by it hereunder, or upon the income therefrom or otherwise whatsoever; the Fund hereby agrees to indemnify, defend and hold the Custodian harmless of and from any such tax, assessment or charge. . . . The Custodian shall not be liable for any action in good faith and believed to be within the powers conferred upon it by this Agreement. Except for its own gross negligence, bad faith, willful misconduct, or reckless disregard of its obligations and duties under this Agreement, no liability of any kind shall be attached to the Custodian by reason of its holding the Securities and funds on deposit with it from time to time under this Agreement or otherwise by reason of its administration of its Custodianship.


                  ARTICLE V, NUMBERS 1 AND 2 OF THE REGISTRANT'S FOREIGN CUSTODY MANAGER AGREEMENT PROVIDE AS FOLLOWS:

                  1. BNY shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, the Fund except to the extent the same arises out of the failure of BNY to exercise the care, prudence and diligence required by Section 2 of Article 11 hereof. In no event shall BNY be liable to the Fund, the Board, or any third party for special, indirect or consequential damages, or for lost profits or loss of business, arising in connection with this Agreement.

                  2. The Fund shall indemnify BNY and hold it harmless from and against any and all costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, BNY by reason or as a result of any action or inaction, or arising out of BNY's performance hereunder, provided that the Fund shall not indemnify BNY to the extent any such costs, expenses, damages, liabilities or claims arises out of BNY's failure to exercise the reasonable care, prudence and diligence required by Section 2 of Article 11 hereof.


                  NUMBERS 5 AND 6 OF THE REGISTRANT'S TRANSFER AGENT AGREEMENT PROVIDE AS FOLLOWS:

                  5. LIMITATIONS ON LIABILITY. ADM shall not be liable for any losses, claims or damages (collectively, "Damages") arising out of or in connection with ADM's performance or failure to perform its duties under this Agreement except to the extent that such Damages arise out of its negligence, reckless disregard of its duties, bad faith or willful misfeasance.

                  6.    INDEMNIFICATION.

                  A) The Fund shall indemnify and hold ADM harmless  against any
               Damages or expenses (including reasonable attorneys fees) incurred in any action, suit or proceeding brought against it by any person other than the Fund, including a Shareholder, based upon ADM's services for the Fund or its Shareholders, if the Damages sought did not result from ADM's negligence, reckless disregard for its duties, bad faith or willful misfeasance.

                  B) The  Transfer  Agent  shall  not pay or settle  any  claim, demand, expense or liability to which it may seek indemnity pursuant to paragraph (A) above an ("Indemnifiable Claim") without the express written consent of the Fund. The Transfer Agent shall notify the Fund promptly of receipt of notification of an Indemnifiable Claim. Unless the Fund notifies the Transfer Agent within 30 days of receipt of Written Notice of such Indemnifiable Claim that the Fund does not intend to defend such Indemnifiable Claim, the Fund shall defend the Transfer Agent for such Indemnifiable Claim. The Fund shall have the right to defend any Indemnifiable Claim at its own expense, such defense to be conducted by counsel selected by the Fund. Further, the Transfer Agent may join the Fund in such defense at the Transfer Agent's own expense, but to the extent that it shall so desire the Fund shall direct such defense. If the Fund shall fail or refuse to defend, pay or settle an Indemnifiable Claim, the Transfer Agent, at the Fund's expense, consistent with the limitation concerning attorney's fees expressed in (A) above, may provide its own defense.

                  REFERENCE IS HEREBY MADE TO THE MARYLAND GENERAL CORPORATION LAW CORPORATIONS AND ASSOCIATIONS ARTICLE, SECTION 2-418, INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

                  The general effect of this Indemnification will be to indemnify the officers, directors, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's, officer's, employee's or agent's office.


                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


                First Investors Management Company, Inc. offers investment management services and is a registered investment adviser. Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors and Officers" and in its Form ADV filed with the Securities and Exchange Commission (registration number 801-7885) and is incorporated herein by reference.


Item 27.        PRINCIPAL UNDERWRITERS

                 Not applicable.

Item 28.        LOCATION OF ACCOUNTS AND RECORDS

                Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY

10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.


Item 29.        MANAGEMENT SERVICES

                Not Applicable.

Item 30.        UNDERTAKINGS

                None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act") and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act, and has duly caused this Post-Effective Amendment 22 to this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 10th day of April 2002.

                               FIRST INVESTORS SPECIAL BOND FUND, INC.


                               By:      /s/ Kathryn S. Head*
                                        ----------------------------------------
                                        Kathryn S. Head
                                        President and Director

         Pursuant to the requirements of the 1933 Act, this Amendment No. 22 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Kathryn S. Head*                          President and Director      April 10, 2002
-----------------------------------------
Kathryn S. Head

/s/ Joseph I. Benedek                         Treasurer and Principal     April 10, 2002
-----------------------------------------     Accounting Officer
Joseph I. Benedek

/s/ Glenn O. Head                             Director                    April 10, 2002
-----------------------------------------
Glenn O. Head

/s/ Robert M. Grohol*                         Director                    April 10, 2002
-----------------------------------------
Robert M. Grohol

/s/ Larry R. Lavoie                           Director                    April 10, 2002
-----------------------------------------
Larry R. Lavoie

/s/ Rex R. Reed*                              Director                    April 10, 2002
-----------------------------------------
Rex R. Reed

/s/ Herbert Rubinstein*                       Director                    April 10, 2002
-----------------------------------------
Herbert Rubinstein

/s/ James M. Srygley *                        Director                    April 10, 2002
-----------------------------------------
James M. Srygley

/s/ John T. Sullivan *                        Chairman of the Board       April 10, 2002
-----------------------------------------     and Director
John T. Sullivan

/s/ Robert F. Wentworth *                     Director                    April 10, 2002
-----------------------------------------
Robert F. Wentworth



*  By:   /s/ Larry R. Lavoie
        ------------------------------------
           Larry R. Lavoie
           (Attorney-in-Fact)

                                INDEX TO EXHIBITS

Exhibit
Number          Description
------          -----------

23(g)(iii)      Amendment to Custody Agreement  between  Registrant and The Bank of New York

23(g)(iv)       Foreign Custody  Manager  Agreement  between  Registrant and The
                Bank of New York

23(i)           Opinion and Consent of Counsel

23(j)(i)        Consent of Independent Accountants